UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 16, 2010

Skinny Nutritional Corp.
(Exact name of registrant as specified in its charter)

COMMISSION FILE NUMBER:  0-51313

Nevada	88-0314792
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Three Bala Plaza East, Suite 101
Bala Cynwyd, PA 19004
(Address and zip code of principal executive offices)

(610) 784-2000
(Registrant’s telephone number, including area code

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On November 16, 2010, Skinny Nutritional Corp. (the “Company”) announced by press release its financial results for the fiscal quarter ended September 30, 2010. On November 18, 2010, the Company issued a corrected version of such press release to correct an error in the original version. A copy of the corrected press release is attached hereto as Exhibit 99.1.

The information in this Current Report shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	FINCANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Skinny Nutritional Corp.

By: /s/ Michael Salaman
Name: Michael Salaman
Title: Chief Executive Officer
Date: November 18, 2010

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release